Exhibit 99.1
BancAnalysts Association of Boston Conference Andy Cecere, Vice Chairman and CFO P.W. (Bill) Parker, EVP and Chief Credit Officer November 8, 2013
Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2012, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these could also adversely affect U.S. Bancorp's results, and you should not consider these factors to be a complete set of all potential risks. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.
U.S. Bancorp Overview Performance Capital Management Lending Environment 4Q13 Update Long-term Goals
U.S. Bancorp Dimensions * As of November 1, 2013 Asset Size $361 billion Deposits $262 billion Loans $231 billion Customers 17.6 million NYSE Traded USB Market Capitalization* $68 billion Founded 1863 Bank Branches 3,088 ATMs 4,937 3Q13 Dimensions
Revenue Mix By Business Line (CHART) Consumer and Small Business Banking 47% Payment Services 26% Wealth Mgmt and Securities Services 8% Wholesale Banking and Commercial Real Estate 19% Fee Income / Total Revenue (CHART) Full year 2012, taxable-equivalent basis Excluding securities gains (losses) net Diversified Business Mix 55% 45%
Growing Market Share Core Deposits 2.0% 2.6% Consumer Loans 1.8% 3.2% Mortgage Origination 0.7% 3.9% C&I Loans 3.2% 3.7% CRE Loans 1.6% 2.5% Source: SNL and Mortgagestats 2Q13 1Q07 USB Market Share Market Share Change Middle Market Loan 1.2% 7.0% Bookrunner Investment Grade Loan 0.3% 2.3% Bookrunner Investment Grade Bond NA 2.4% Bookrunner Source: Thomson Reuters and Securities Data Corp 2012 2007 USB Market Share Market Share Change Credit Card (total volume) 4% 6% Fund Services (# of funds) 18% 24% Wealth Management (AUM) 1% 1% Source: Nilson (credit card), Visa and MasterCard issuers; Investment Company Institute (fund services); Barron's (wealth management), accounts over $5 million Municipal Trust 27% 31% Corporate Trust 7% 24% Structured Trust 16% 25% Source: Securities Data Corp based on number of issues 3Q13 YTD 2007 USB Market Share Market Share Change
U.S. Bancorp Overview Performance Capital Management Lending Environment 4Q13 Update Long-term Goals
Industry Leading Returns Return on Average Assets Return on Average Common Equity Efficiency Ratio Full Year 2012 3Q13 YTD (CHART) (CHART) (CHART) (CHART) (CHART) (CHART) Source: SNL and company reports Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
High Returns on Capital 2012 Return on Average Tangible Common Equity Source: SNL and company reports Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC (CHART) High return / capital efficient businesses Corporate Trust Merchant Processing Fund Services Treasury Management Corporate Payments Efficient expense platform Disciplined capital allocation process
Efficient Expense Platform Single processing platforms Full consolidation of acquisitions Operating scale in all significant businesses Business line monthly review process If our efficiency ratio was peer median, our ROE would decrease to 9.9% 2012 Efficiency Ratio (CHART) Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net Source of Competitive Advantage (CHART)
U.S. Bancorp Overview Performance Capital Management Lending Environment 4Q13 Update Long-term Goals
Capital Management Capital Requirement Tangible book value (TBV) = book value per share excluding intangible assets other than mortgage servicing rights; return on tangible common equity (ROTCE) = net income, adjusted for after-tax amortization of intangibles, as a % of average tangible common equity; see slide 29 for calculation * Estimated using the Basel III capital regulations released by the Federal Reserve Board in July 2013 Capital Generation (CHART) 8.0% 0.5% Volatility Buffer 0.5% Potential D-SIFI Buffer 2.5% Capital Conservation Buffer 4.5% Minimum Capital Requirement 8.6%* Common Equity Tier 1 Basel III Target USB 3Q13 Reported
Capital Management Earnings Distribution Target (CHART) 62% 69% 11% 32% 73% Reinvest and Acquisitions Dividends Share Repurchases 20 - 40% 30 - 40% 30 - 40% Payout Ratio 77%
U.S. Bancorp Overview Performance Capital Management Lending Environment 4Q13 Update Long-term Goals
Loan Growth $ in millions (CHART) (CHART) Linked Quarter Growth Average Balances Year-Over-Year Growth Average Balances 5.7% 1.9% 3.9% 4.4% 1.3% 1.5% 1.0% 1.2% 6.9% 12.2%
Loan Growth vs. Peers Source: company reports Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC Average Loan Growth 3Q13 vs. 2Q13 (CHART) Average Loan Growth 3Q13 vs. 3Q12 (CHART)
Credit Quality (CHART) $468 $ in millions * Excluding Covered Assets (assets subject to loss sharing agreements with FDIC) ** Related to a regulatory clarification in the treatment of residential mortgage and other consumer loans to borrowers who have exited bankruptcy but continue to make payments on their loans *** Excluding $54 million of incremental charge-offs Net Charge-offs Nonperforming Assets* Net Charge-offs (Left Scale) NCOs to Avg Loans (Right Scale) Nonperforming Assets (Left Scale) NPAs to Loans plus ORE (Right Scale) (CHART) $433 $328 $538 $2,029 $1,880 $2,188 $2,088 $392 $1,921
Credit Quality - Reserves Strong credit culture resulted in #1 ranking among peers for the lowest net charge-off volatility from 1Q03 - 3Q13 Reserve build was less than our peers - now have modest releases Source: SNL and company reports Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC 3Q13 Reserve Build or (Release) / Net Charge-Offs 3Q13 Reserve Build or (Release) / Net Charge-Offs USB -9% Peer 1 -24% Peer 2 -35% Peer 3 -36% Peer 4 -39% Peer 5 -53% Peer 6 -82% Peer 7 -83% Peer 8 -92% Peer 9 -140% Peer Median -46%
Lending Environment Source: The Federal Reserve Board, Senior Loan Officer Survey (CHART) (CHART) Leverage multiples near pre-recession levels; however, most funds come from institutional markets Multi-Family is the asset class seeing the most demand Banks have generally been easing wholesale underwriting standards since the recession U.S. Bank's underwriting standards have not materially changed Commercial and Industrial Loans Net % of Domestic Respondents Tightening Standards Commercial Real Estate Loans Net % of Domestic Respondents Tightening Standards
Lending Environment (CHART) (CHART) Underwriting standards are beginning to ease with the improvement in the market value of homes U.S. Bank removed lower loan-to-value criteria for certain states that had been most severely impacted by the recession Auto loans have shown strong demand and some easing U.S. Bank auto initiative (next slide) Source: The Federal Reserve Board, Senior Loan Officer Survey Residential Mortgage Loans and Home Equity Lines Net % of Domestic Respondents Tightening Standards Credit Cards, Consumer Lending and Auto Loans Net % of Domestic Respondents Tightening Standards
Indirect Auto Lending As of November 5, 2013 * Source: market share and pre-owned mix based on Experian Autocount for total auto financing market, market share based on loans and leases from all sources, ranking shown among banks only, pre-owned mix based on loans only ** Source: PIN (JD Power and Associates), includes loans only; FICO is a registered trademark of Fair Isaac Corporation Initiative to double market share in auto lending and leasing Providing broader credit spectrum to pre-owned car buyers Non-prime originations are limited to 15% of the portfolio Bank Lender 3Q13 Market Share* FICO(r) Score** Pre-Owned Mix* Bank 1 5.4% 687 49% Bank 2 4.8% 696 75% Bank 3 4.3% 732 48% Bank 4 3.5% 685 60% USB - Future 2.4% 730 40% USB - Current 1.2% 757 38% ...
U.S. Bancorp Overview Performance Capital Management Lending Environment 4Q13 Update Long-term Goals
4Q13 Update Liquidity Coverage Ratio (LCR) Net Interest Margin Mortgage Banking Noninterest Expense Loan Growth
U.S. Bancorp Overview Performance Capital Management Lending Environment 4Q13 Update Long-term Goals
Long-term Goals Long-term Goals Optimal business line mix Investments generating positive returns Profitability: ROE 16-19% ROA 1.60-1.90% Efficiency Ratio low 50s Capital distributions: Earnings distribution 60-80% Current Status Four simple and stable business lines Mortgage, wealth management, corporate banking, international payments, branch technology, internet and mobile channels, and select acquisitions 3Q13 YTD Profitability: ROE 16.0% ROA 1.67% Efficiency Ratio 51.6% 3Q13 Capital distributions: Distributed 77% of earnings (dividends 30%, share repurchases 47%)
Appendix
Non-GAAP Financial Measures
Non-GAAP Financial Measures
Non-GAAP Financial Measures Tangible Book Value and Return on Average Tangible Common Equity
BancAnalysts Association of Boston Conference